WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 67.2%
COMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 0.9%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	9,000,000	$6,893,100	(a)

Entertainment - 1.1%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	9,160,000	5,026,275	(a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	4,780,000	3,307,163	(a)

Total Entertainment				8,333,438

Media - 2.6%
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	14,000,000	12,693,240	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,500,000	3,124,800
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	4,500,000	3,366,562	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	3,511,000	882,701

Total Media				20,067,303

Wireless Telecommunication Services - 1.1%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	5,000,000	4,157,087	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	6,000,000	3,165,000	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	2,000,000	1,443,940	(a)

Total Wireless Telecommunication Services				8,766,027

TOTAL COMMUNICATION SERVICES				44,059,868

CONSUMER DISCRETIONARY - 14.9%
Automobiles - 2.0%
Ford Motor Co., Senior Notes	7.450%	7/16/31	2,000,000	2,116,756
Ford Motor Co., Senior Notes	8.900%	1/15/32	4,800,000	5,380,622
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	2,140,000	1,784,225	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	7,000,000	6,419,504	(a)

Total Automobiles				15,701,107

Broadline Retail - 0.5%
Macy’s Retail Holdings LLC, Senior Notes	6.125%	3/15/32	1,350,000	1,189,607	(a)
QVC Inc., Senior Secured Notes	4.375%	9/1/28	6,000,000	2,438,310
QVC Inc., Senior Secured Notes	5.450%	8/15/34	638,000	239,052

Total Broadline Retail				3,866,969

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	1

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Distributors - 0.9%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		$4,557,143	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,965,538		2,233,343	(a)(b)

Total Distributors					6,790,486

Diversified Consumer Services - 0.6%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	6,500,000		5,004,772	(a)

Hotels, Restaurants & Leisure - 6.7%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,000,000	EUR	1,846,361	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	5,000,000		4,804,500	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	5,000,000		5,383,475	(a)
Carnival PLC, Senior Secured Notes	7.875%	6/1/27	2,556,000		2,513,355
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	8,000,000		7,287,200	(a)
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	800,000		753,200	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	3,500,000		3,762,500	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	3,000,000	GBP	2,914,380	(c)
Sands China Ltd., Senior Notes	3.350%	3/8/29	3,000,000		2,494,451	(d)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	7,000,000		6,287,583	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	2,000,000		1,718,750	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	5,358,298	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	5,000,000		4,643,475	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,620,799	(a)

Total Hotels, Restaurants & Leisure					52,388,327

Household Durables - 0.7%
Newell Brands Inc., Senior Notes	6.000%	4/1/46	3,750,000		3,069,488
Victoria PLC, Senior Secured Notes	3.625%	8/24/26	2,970,000	EUR	2,616,177	(c)

Total Household Durables					5,685,665

Specialty Retail - 3.5%
Abercrombie & Fitch Management Co., Senior Secured Notes	8.750%	7/15/25	6,755,000		6,813,286	(a)
Bath & Body Works Inc., Senior Notes	6.750%	7/1/36	3,250,000		2,908,068
Bath & Body Works Inc., Senior Notes	7.600%	7/15/37	3,000,000		2,593,619

See Notes to Schedule of Investments.

2	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - (continued)
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,950,000	CAD	$1,273,307	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	3,000,000		2,506,170	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	8,000,000		5,607,560	(a)
Upbound Group Inc., Senior Notes	6.375%	2/15/29	6,500,000		5,465,992	(a)

Total Specialty Retail					27,168,002

TOTAL CONSUMER DISCRETIONARY					116,605,328

CONSUMER STAPLES - 1.4%
Food Products - 1.4%
FAGE International SA/FAGE USA
Dairy Industry Inc., Senior Notes	5.625%	8/15/26	8,000,000		7,478,591	(a)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	4,050,000		3,423,812	(a)

TOTAL CONSUMER STAPLES					10,902,403

ENERGY - 12.0%
Energy Equipment & Services - 0.0%††
Weatherford International Ltd., Senior Notes	11.000%	12/1/24	193,000		198,223	(a)

Oil, Gas & Consumable Fuels - 12.0%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	6,022,000		5,655,230	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,000,000		1,981,800	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	362,000		351,602	(a)
Crescent Energy Finance LLC, Senior Notes	7.250%	5/1/26	4,670,000		4,394,096	(a)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	3,710,000		3,560,691	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	8.000%	4/1/29	600,000		612,540	(a)
Earthstone Energy Holdings LLC, Senior Notes	8.000%	4/15/27	2,500,000		2,428,282	(a)
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	8.892%	4/17/23	7,298,000		6,499,931	(e)(f)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	9,842,000		8,301,727	(e)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	3

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	$2,321,595
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	7,000,000	6,482,980	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	992,850	(a)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	8,610,000	8,807,384
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.110%)	8.974%	5/1/23	10,000,000	8,952,292	(e)(f)
ROCC Holdings LLC, Senior Notes	9.250%	8/15/26	8,000,000	8,439,030	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	10,000,000	9,196,100	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,000,000	835,874	(a)
Strathcona Resources Ltd., Senior Notes	6.875%	8/1/26	4,000,000	3,184,923	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	5,250,000	4,728,938	(a)
YPF SA, Senior Notes	8.500%	7/28/25	6,300,000	5,539,370	(c)

Total Oil, Gas & Consumable Fuels				93,267,235

TOTAL ENERGY				93,465,458

FINANCIALS - 8.6%
Banks - 0.3%
Comerica Inc., Senior Notes	3.700%	7/31/23	2,317,000	2,221,906

Capital Markets - 1.8%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	1,822,185	(a)(d)
Credit Suisse AG, Senior Notes	1.000%	5/5/23	4,700,000	4,658,875
Credit Suisse AG, Senior Notes	3.625%	9/9/24	680,000	647,884
Credit Suisse AG, Senior Notes	7.950%	1/9/25	2,000,000	2,035,520
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	4,681,000	4,709,090	(a)

Total Capital Markets				13,873,554

Consumer Finance - 1.1%
Navient Corp., Senior Notes	5.500%	3/15/29	10,000,000	8,462,850

See Notes to Schedule of Investments.

4	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Financial Services - 3.2%
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	5,500,000	$4,739,841	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	13,479,094	12,177,148	(a)(b)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	6.502%	7/3/23	1,240,000	1,234,216	(c)(d)(f)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	1,210,000	1,167,421	(c)(d)
LD Holdings Group LLC, Senior Notes	6.500%	11/1/25	5,000,000	3,156,300	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	1,000,000	794,975	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	7.875%	5/1/27	1,500,000	1,451,948	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	650,000	579,963	(a)

Total Financial Services				25,301,812

Insurance - 1.2%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	10,094,427	9,347,272	(a)(b)

Mortgage Real Estate Investment Trusts (REITs) - 1.0%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	3,250,000	2,289,528	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	1,090,000	862,146	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	7,000,000	5,067,405	(a)

Total Mortgage Real Estate Investment Trusts (REITs)				8,219,079

TOTAL FINANCIALS				67,426,473

HEALTH CARE - 3.8%
Health Care Providers & Services - 2.6%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	7,395,000	5,183,633	(a)
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,000,000	788,765	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	20,000,000	12,070,600	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	5

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - (continued)
RP Escrow Issuer LLC, Senior Secured Notes	5.250%	12/15/25	1,500,000		$1,138,020	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	5,380,000		1,421,271	(a)

Total Health Care Providers & Services					20,602,289

Health Care Technology - 0.3%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,340,000		1,899,517	(a)

Pharmaceuticals - 0.9%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,000,000		2,018,500	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	7,616,000		3,049,370	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,000,000		2,001,766

Total Pharmaceuticals					7,069,636

TOTAL HEALTH CARE					29,571,442

INDUSTRIALS - 11.2%
Aerospace & Defense - 2.4%
TransDigm Inc., Senior Notes	7.500%	3/15/27	1,680,000		1,677,505
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	2,000,000		2,038,750	(a)
TransDigm Inc., Senior Secured Notes	6.750%	8/15/28	3,650,000		3,691,063	(a)
Triumph Group Inc., Senior Notes	7.750%	8/15/25	2,318,000		2,129,894
Triumph Group Inc., Senior Secured Notes	9.000%	3/15/28	9,500,000		9,521,850	(a)

Total Aerospace & Defense					19,059,062

Air Freight & Logistics - 0.5%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	3,992,000		3,618,246

Building Products - 0.1%
Ideal Standard International SA, Senior Secured Notes	6.375%	7/30/26	1,390,000	EUR	839,720	(a)

Commercial Services & Supplies - 3.0%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	11,596,000		11,699,321
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,750,000		3,793,456
GEO Group Inc., Secured Notes	9.500%	12/31/28	6,048,000		5,898,977	(a)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	3,000,000		1,995,885	(a)

Total Commercial Services & Supplies					23,387,639

Construction & Engineering - 0.7%
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	7,745,000		5,469,790	(a)

See Notes to Schedule of Investments.

6	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Ground Transportation - 0.7%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000	$4,448,831	(a)
XPO Escrow Sub LLC, Senior Notes	7.500%	11/15/27	1,000,000	1,041,105	(a)

Total Ground Transportation				5,489,936

Machinery - 2.3%
Chart Industries Inc., Senior Secured Notes	7.500%	1/1/30	3,000,000	3,103,410	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	7,500,000	5,815,749
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	7,000,000	6,313,510
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,000,000	2,650,455	(a)

Total Machinery				17,883,124

Passenger Airlines - 1.5%
American Airlines Group Inc. Pass-Through Trust	4.000%	7/15/25	2,066,009	1,872,691
American Airlines Group Inc. Pass-Through Trust	3.700%	10/15/25	4,905,199	4,581,789
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	4,140,000	4,533,507	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,000,000	950,620	(a)

Total Passenger Airlines				11,938,607

TOTAL INDUSTRIALS				87,686,124

INFORMATION TECHNOLOGY - 4.0%
Communications Equipment - 1.0%
CommScope Inc., Senior Notes	7.125%	7/1/28	7,770,000	5,740,243	(a)
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	2,000,000	1,932,410	(a)

Total Communications Equipment				7,672,653

IT Services - 0.5%
Sabre GLBL Inc., Senior Secured Notes	11.250%	12/15/27	4,000,000	3,729,860	(a)

Semiconductors & Semiconductor Equipment - 0.4%
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	3,293,750	3,267,435	(a)

Software - 0.9%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	2,000,000	1,967,557	(a)
Gen Digital Inc., Senior Notes	7.125%	9/30/30	2,500,000	2,489,750	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	3,000,000	2,598,746	(a)

Total Software				7,056,053

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	7

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Technology Hardware, Storage & Peripherals - 1.2%
CA Magnum Holdings, Senior Secured Notes	5.375%	10/31/26	1,500,000		$1,317,306	(a)
Vericast Corp., Secured Notes	12.500%	12/15/27	590,000		668,898	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,020,000		7,414,875	(a)

Total Technology Hardware, Storage & Peripherals					9,401,079

TOTAL INFORMATION TECHNOLOGY					31,127,080

MATERIALS - 1.6%
Containers & Packaging - 1.2%
Pactiv LLC, Senior Notes	8.375%	4/15/27	10,000,000		9,886,600

Metals & Mining - 0.4%
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	3,000,000		2,912,945	(a)

TOTAL MATERIALS					12,799,545

REAL ESTATE - 3.2%
Hotel & Resort REITs - 0.8%
Service Properties Trust, Senior Notes	4.350%	10/1/24	5,000,000		4,789,400
Service Properties Trust, Senior Notes	4.500%	3/15/25	2,000,000		1,840,227

Total Hotel & Resort REITs					6,629,627

Real Estate Management & Development - 2.4%
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	3,200,000		289,592	*(c)(g)
China SCE Group Holdings Ltd., Senior Secured Notes	7.375%	4/9/24	3,100,000		2,037,010	(c)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	3,500,000		3,047,450	(c)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	2,500,000		2,251,887	(a)
Hunt Cos. Inc., Senior Secured Notes	5.250%	4/15/29	6,500,000		5,088,246	(a)
Samhallsbyggnadsbolaget i Norden AB, Junior Subordinated Notes (2.624% to 4/30/25 then EUR 5 year Swap Rate + 2.814%)	2.624%	1/30/25	5,000,000	EUR	2,066,846	(c)(e)(f)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	6,000,000		3,323,070	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	5,550,000		544,511	*(c)(g)

Total Real Estate Management & Development					18,648,612

TOTAL REAL ESTATE					25,278,239

See Notes to Schedule of Investments.

8	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 0.8%
Electric Utilities - 0.3%
NSG Holdings LLC/NSG Holdings Inc., Senior Secured Notes	7.750%	12/15/25	2,449,813	$2,425,106	(a)

Independent Power and Renewable Electricity Producers - 0.5%
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,000,000	3,687,356

TOTAL UTILITIES				6,112,462

TOTAL CORPORATE BONDS & NOTES (Cost - $582,804,864)				525,034,422

COLLATERALIZED MORTGAGE OBLIGATIONS(h) - 24.4%
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	2,182,120	(a)(f)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	2,095,925	(a)(f)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	10.185%	8/15/38	18,664,000	14,926,472	(a)(f)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	10.935%	7/15/38	8,350,000	7,152,093	(a)(f)
CSMC Trust, 2021-RPL2 B1	3.545%	1/25/60	6,233,900	3,960,619	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	10.060%	7/25/41	2,500,000	2,020,501	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (1 mo. USD LIBOR + 5.250%)	10.095%	1/25/50	2,225,000	2,042,866	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (1 mo. USD LIBOR + 4.800%)	9.645%	2/25/50	7,250,000	6,410,740	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	10.210%	12/25/50	5,000,000	4,531,677	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	9.310%	1/25/51	9,482,500	7,909,724	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	9

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	10.810%	10/25/33	5,000,000	$4,349,589	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	7.610%	1/25/34	2,470,000	2,275,456	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.060%	1/25/34	6,700,000	5,587,089	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.060%	10/25/41	6,590,000	6,139,765	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	1.440%	8/25/57	9,498,576	3,297,820	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	16.595%	5/25/43	4,768,633	5,289,606	(a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	10.560%	8/25/33	6,000,000	5,281,766	(a)(f)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	15.095%	1/25/29	2,223,729	2,393,984	(a)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	8.245%	10/25/39	4,940,000	4,864,869	(a)(f)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	10.926%	7/25/31	7,314,972	7,288,504	(a)(f)
Great Wolf Trust, 2019-WOLF E (1 mo. Term SOFR + 2.846%)	7.673%	12/15/36	3,943,000	3,801,506	(a)(f)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	9.134%	11/15/32	5,000,000	4,688,054	(a)(f)
GS Mortgage Securities Trust, 2021-ARDN H (1 mo. USD LIBOR + 5.933%)	10.618%	11/15/26	5,000,000	4,509,792	(a)(f)

See Notes to Schedule of Investments.

10	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.364%	7/5/33	4,000,000	$2,820,000	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,580,000	1,178,815	(a)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	11.935%	6/15/26	10,000,000	9,609,498	(a)(f)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	8.891%	8/15/38	7,446,184	6,730,975	(a)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.350%)	9.034%	11/15/36	3,000,000	2,903,226	(a)(f)
Med Trust, 2021-MDLN F (1 mo. USD LIBOR + 4.000%)	8.685%	11/15/38	6,570,480	6,110,536	(a)(f)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	3,540,854	(a)(f)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	13.595%	10/25/49	2,000,000	1,844,960	(a)(f)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	12.345%	3/25/50	2,500,000	2,306,506	(a)(f)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.285%	1/15/39	2,500,000	2,246,234	(a)(f)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.020%	3/15/35	3,042,174	2,882,491	(a)(f)
New Residential Mortgage Loan Trust, 2017-2A B5	5.299%	3/25/57	2,819,937	2,316,322	(a)(f)
New Residential Mortgage Loan Trust, 2020-2A B5D	4.745%	10/25/46	4,751,433	4,335,987	(a)(f)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,499,931	(i)(j)
Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	5,000,000	4,002,630	(a)(f)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	10.827%	2/15/39	2,373,195	2,185,756	(a)(f)
Soho Trust, 2021-SOHO D	2.697%	8/10/38	7,000,000	4,255,611	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	11

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Tharaldson Hotel Portfolio Trust, 2018- THL F (1 mo. USD LIBOR + 4.252%)	8.962%	11/11/34	4,455,442	$4,165,379	(a)(f)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. USD LIBOR + 3.821%)	8.505%	2/15/32	6,000,000	5,730,334	(a)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $219,865,779)				190,666,582

			FACE AMOUNT†/ UNITS
ASSET-BACKED SECURITIES - 22.3%
AGL CLO Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	11.308%	7/20/34	6,990,000	6,460,158	(a)(f)
Anchorage Capital CLO Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	10.302%	1/28/31	3,625,000	3,024,894	(a)(f)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	10.488%	1/20/32	1,090,000	935,111	(a)(f)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	11.678%	7/25/34	7,000,000	6,044,811	(a)(f)
BlueMountain Fuji US CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.150%)	10.958%	10/20/30	5,350,000	4,366,260	(a)(f)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 7.880%)	12.688%	7/20/34	5,000,000	4,123,131	(a)(f)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	5,454,891	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	7.702%	8/9/24	2,000,900	1,964,266	(a)(f)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	6.580%	10/25/45	1,099,447	1,074,875	(a)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	4,842,670	(a)(f)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,392,072	(a)(f)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. USD LIBOR + 7.130%)	11.922%	10/15/34	5,000,000	4,445,247	(a)(f)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	12.858%	10/20/34	7,000,000	5,781,642	(a)(f)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	9.742%	4/15/31	1,570,000	1,252,765	(a)(f)

See Notes to Schedule of Investments.

12	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Greywolf CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.850%)	10.668%	1/27/31	6,250,000	$5,239,471	(a)(f)
Greywolf CLO Ltd., 2018-1A D (3 mo. Term SOFR + 6.010%)	10.676%	4/26/31	3,800,000	3,226,752	(a)(f)
Hayfin US Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	11.988%	7/20/34	7,000,000	5,993,819	(a)(f)
LCM Ltd., 29A ER (3 mo. USD LIBOR + 6.830%)	11.622%	4/15/31	2,000,000	1,688,360	(a)(f)
LCM Ltd., 33A E (3 mo. USD LIBOR + 6.350%)	11.158%	7/20/34	3,000,000	2,472,124	(a)(f)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	5,828,216	4,591,538	(a)
MACH Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	618,925	(a)
Magnetite Ltd., 2020-26A ER (3 mo. USD LIBOR + 5.950%)	10.768%	7/25/34	6,750,000	6,223,267	(a)(f)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,188,204	2,084,464	(a)
Marathon CLO Ltd., 2019-1A C (3 mo. USD LIBOR + 4.070%)	8.862%	4/15/32	4,625,000	3,986,545	(a)(f)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	5.695%	3/29/38	27,730,208	5,290,258	(a)(f)
Ocean Trails CLO, 2020-10A ER (3 mo. USD LIBOR + 7.570%)	12.362%	10/15/34	3,750,000	3,245,964	(a)(f)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	9.405%	4/15/31	2,950,000	2,949,309	(a)(f)
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 6.850%)	11.714%	5/15/32	6,950,000	5,945,068	(a)(f)
Rad CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.620%)	10.412%	7/15/31	3,000,000	2,498,858	(a)(f)
Riserva CLO Ltd., 2016-3A ERR (3 mo. USD LIBOR + 6.500%)	11.295%	1/18/34	2,450,000	2,217,250	(a)(f)
Riserva CLO Ltd., 2016-3A FRR (3 mo. USD LIBOR + 8.510%)	13.305%	1/18/34	2,500,000	1,885,625	(a)(f)
RR Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	11.042%	10/15/34	7,190,000	6,356,726	(a)(f)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. USD LIBOR + 10.000%)	15.250%	4/20/33	4,000,000	3,483,771	(a)(f)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	13

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	$2,458,332	(a)
Sound Point CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.860%)	11.668%	7/20/34	4,200,000	3,390,798	(a)(f)
Stratus CLO Ltd., 2022-2A E (3 mo. Term SOFR + 7.650%)	12.289%	7/20/30	8,200,000	7,693,286	(a)(f)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	4,121,628	3,512,634	(a)
Symphony CLO Ltd., 2016-18A ER (3 mo. USD LIBOR + 7.070%)	11.885%	7/23/33	3,000,000	2,588,662	(a)(f)
Symphony CLO Ltd., 2019-21A ER (3 mo. USD LIBOR + 6.600%)	11.392%	7/15/32	2,800,000	2,490,410	(a)(f)
Symphony CLO Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	4,285,037	(a)(f)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. USD LIBOR + 6.750%)	11.565%	10/13/32	3,500,000	3,099,746	(a)(f)
Voya CLO Ltd., 2018-2A E (3 mo. USD LIBOR + 5.250%)	10.042%	7/15/31	6,750,000	5,428,256	(a)(f)
Voya CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.350%)	11.142%	7/15/34	2,250,000	1,961,810	(a)(f)
Wellfleet CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.750%)	11.558%	10/20/29	3,287,000	2,428,419	(a)(f)
Whitebox CLO Ltd., 2020-2A ER (3 mo. USD LIBOR + 7.100%)	11.916%	10/24/34	2,175,000	2,032,376	(a)(f)
Wind River CLO Ltd., 2021-4A E3 (3 mo. USD LIBOR + 8.250%)	13.058%	1/20/35	3,000,000	2,829,311	(a)(f)
Wind River CLO Ltd., 2021-4A F (3 mo. USD LIBOR + 6.260%)	11.068%	1/20/35	2,450,000	1,770,864	(a)(f)
Zais CLO Ltd., 2021-17A E (3 mo. USD LIBOR + 8.250%)	13.058%	10/20/33	6,000,000	5,371,540	(a)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $204,285,899)				174,502,368

			FACE AMOUNT†
SENIOR LOANS - 21.1%
COMMUNICATION SERVICES - 1.5%
Entertainment - 0.9%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	10.548%	2/10/27	7,367,181	6,519,955	(f)(j)(k)(l)

See Notes to Schedule of Investments.

14	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 0.6%
CB Poly US Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	10.307%	5/18/29	4,975,000	$4,897,290	(f)(k)(l)

TOTAL COMMUNICATION SERVICES				11,417,245

CONSUMER DISCRETIONARY - 6.4%
Automobile Components - 1.8%
Autokiniton US Holdings Inc., Closing Date Term Loan B (1 mo. Term SOFR + 4.614%)	9.422%	4/6/28	3,930,000	3,826,838	(f)(k)(l)
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	10.252%	3/30/27	5,889,825	5,687,362	(f)(k)(l)
First Brands Group LLC, 2021 Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	13.602%	3/30/28	5,390,000	4,806,101	(f)(k)(l)

Total Automobile Components				14,320,301

Diversified Consumer Services - 0.2%
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	8.840%	8/12/28	1,729,616	1,731,648	(f)(k)(l)

Hotels, Restaurants & Leisure - 1.7%
ClubCorp. Holdings Inc., First Lien Term Loan B (1 mo. USD LIBOR + 2.750%)	7.590%	9/18/24	7,363,636	7,050,682	(f)(k)(l)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	14.159%	3/8/24	1,167,000	1,076,558	(f)(k)(l)
NCL Corp. Ltd., Term Loan A3 (3 mo. Term SOFR + 2.350%)	7.248%	1/2/25	4,923,077	4,824,615	(f)(k)(l)

Total Hotels, Restaurants & Leisure				12,951,855

Specialty Retail - 2.7%
Empire Today LLC, Closing Date Term Loan (1 mo. USD LIBOR + 5.000%)	9.709%	4/3/28	2,456,250	1,930,797	(f)(k)(l)
Franchise Group Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.563%	3/10/26	5,955,440	5,821,442	(f)(k)(l)
Rising Tide Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.703%	6/1/28	6,402,500	3,901,523	(f)(k)(l)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	15

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - (continued)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	8.553%	2/8/28	915,658	$785,177	(f)(k)(l)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	10.845%	6/19/26	8,615,576	8,540,233	(f)(k)(l)

Total Specialty Retail				20,979,172

TOTAL CONSUMER DISCRETIONARY				49,982,976

CONSUMER STAPLES - 0.3%
Household Products - 0.3%
Knight Health Holdings LLC, Term Loan B (1 mo. USD LIBOR + 5.250%)	10.090%	12/23/28	4,937,500	2,620,998	(f)(k)(l)

FINANCIALS - 2.5%
Financial Services - 1.2%
Greystone Select Holdings LLC, Term Loan B (3 mo. USD LIBOR + 5.000%)	9.798%	6/16/28	3,424,382	3,218,920	(f)(k)(l)
Nexus Buyer LLC, Initial Term Loan	—	11/9/26	3,989,691	3,640,593	(m)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. USD LIBOR + 4.250%)	9.409%	4/30/24	3,489,654	2,593,982	(f)(k)(l)

Total Financial Services				9,453,495

Insurance - 1.3%
Asurion LLC, New Term Loan B4 (1 mo. USD LIBOR + 5.250%)	10.090%	1/20/29	5,000,000	4,152,500	(f)(k)(l)
Asurion LLC, Second Lien Term Loan B3 (1 mo. USD LIBOR + 5.250%)	10.090%	1/31/28	5,000,000	4,183,750	(f)(k)(l)
Sedgwick Claims Management Services Inc., 2023 Term Loan (1 mo. Term SOFR + 3.750%)	8.557%	2/24/28	1,590,000	1,573,440	(f)(k)(l)

Total Insurance				9,909,690

TOTAL FINANCIALS				19,363,185

HEALTH CARE - 2.5%
Health Care Providers & Services - 1.9%
EyeCare Partners LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 6.750%)	11.590%	11/15/29	2,590,000	2,020,200	(f)(k)(l)
Global Medical Response Inc., 2020 Term Loan (3 mo. USD LIBOR + 4.250%)	9.236%	10/2/25	4,912,061	3,479,384	(f)(k)(l)

See Notes to Schedule of Investments.

16	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - (continued)
One Call Corp., First Lien Term Loan B (3 mo. USD LIBOR + 5.500%)	10.375%	4/22/27	6,877,500	$5,192,513	(f)(k)(l)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	9.688%	6/26/26	5,885,651	4,024,314	(f)(k)(l)

Total Health Care Providers & Services				14,716,411

Health Care Technology - 0.6%
Virgin Pulse Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.250%)	12.090%	4/6/29	6,500,000	4,891,250	(f)(k)(l)

TOTAL HEALTH CARE				19,607,661

INDUSTRIALS - 3.4%
Aerospace & Defense - 1.1%
WP CPP Holdings LLC, First Lien Initial Term Loan (2 mo. USD LIBOR + 3.750%)	8.580%	4/30/25	3,696,083	3,381,398	(f)(k)(l)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (3 mo. USD LIBOR + 7.750%)	12.580%	4/30/26	6,000,000	4,950,000	(f)(k)(l)

Total Aerospace & Defense				8,331,398

Air Freight & Logistics - 0.7%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 7.262%)	12.160%	7/26/29	7,000,000	5,915,000	(f)(j)(k)(l)

Commercial Services & Supplies - 0.6%
LTR Intermediate Holdings Inc., Initial Term Loan (1 mo. USD LIBOR + 4.500%)	9.340%	5/5/28	4,912,500	4,451,953	(f)(k)(l)

Professional Services - 1.0%
RR Donnelley & Sons Co., 2023 Replacement Term Loan	—	3/17/28	8,000,000	7,933,320	(m)

TOTAL INDUSTRIALS				26,631,671

INFORMATION TECHNOLOGY - 3.9%
IT Services - 1.8%
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan	—	3/6/28	3,367,698	2,936,211	(m)
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan (1 mo. Term SOFR + 6.250%)	11.057%	3/6/28	1,632,302	1,423,164	(f)(k)(l)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	17

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
IT Services - (continued)
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.568%	4/27/28	6,895,000	$5,451,359	(f)(k)(l)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	12.565%	4/27/29	2,690,000	1,565,970	(f)(k)(l)
VT Topco Inc., 2021 Second Lien Term Loan (1 mo. USD LIBOR + 6.750%)	11.590%	7/31/26	2,700,000	2,592,000	(f)(j)(k)(l)

Total IT Services				13,968,704

Software - 2.1%
Cloudera Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.100%)	10.907%	10/8/29	2,120,000	1,887,690	(f)(k)(l)
DCert Buyer Inc., Second Lien Initial Term Loan (3 mo. Term SOFR + 7.000%)	11.696%	2/19/29	500,000	464,860	(f)(k)(l)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.580%	7/27/28	5,925,000	4,907,174	(f)(k)(l)
Magenta Buyer LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	13.080%	7/27/29	6,500,000	4,896,678	(f)(k)(l)
Particle Investments Sarl, First Lien Initial Term Loan (3 mo. USD LIBOR + 5.250%)	10.413%	2/18/27	736,951	725,897	(f)(k)(l)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. USD LIBOR + 4.000%)	9.159%	12/17/27	4,195,465	3,984,832	(f)(k)(l)

Total Software				16,867,131

TOTAL INFORMATION TECHNOLOGY				30,835,835

MATERIALS - 0.6%
Chemicals - 0.6%
Plastics Management LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.100%)	9.891%	8/3/27	4,930,866	4,539,058	(f)(i)(j)(k)(l)

TOTAL SENIOR LOANS (Cost - $190,621,111)				164,998,629

SOVEREIGN BONDS - 4.8%
Angola - 0.4%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	3,500,000	2,966,250	(a)(d)

See Notes to Schedule of Investments.

18	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Argentina - 1.5%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000		$4,575,771	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000		1,794,420	(c)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	6,500,000		5,547,700	(a)

Total Argentina					11,917,891

Dominican Republic - 0.3%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,750,000		2,341,641	(c)(d)

Ecuador - 0.3%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		1,699,782	(a)(d)
Ecuador Government International Bond, Senior Notes, Step bond (5.500% to 7/31/23 then 6.000%)	5.500%	7/31/30	1,609,000		755,975	(a)

Total Ecuador					2,455,757

Gabon - 0.1%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	1,540,000		1,180,333	(a)

Kenya - 0.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		2,268,000	(a)(d)

Mexico - 0.3%
Mexican Bonos, Bonds	5.750%	3/5/26	40,930,000	MXN	2,051,031

Russia - 0.0%††
Russian Federal Bond - OFZ	7.700%	3/23/33	239,730,000	RUB	154,366	*(g)

Supranational - 1.2%
International Bank for Reconstruction & Development, Senior Notes	8.250%	6/14/23	1,660,000,000	KZT	3,606,485
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	5,540,236

Total Supranational					9,146,721

Turkey - 0.4%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		2,927,411	(a)(d)

TOTAL SOVEREIGN BONDS (Cost - $45,120,525)					37,409,401

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	19

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 2.3%
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
MPLX LP (Cost - $17,675,469)	9.538%		501,254	$17,543,890	(i)(j)

PREFERRED STOCKS - 1.2%
ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Crestwood Equity Partners LP	9.250%		750,000	6,975,000

FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Granite Point Mortgage Trust Inc., Non Voting Shares (SOFR + 5.830%)	7.000%		160,400	2,646,600	(f)

TOTAL PREFERRED STOCKS (Cost - $11,007,500)				9,621,600

		MATURITY DATE	FACE AMOUNT†
CONVERTIBLE BONDS & NOTES - 0.6%
COMMUNICATION SERVICES - 0.3%
Media - 0.3%
DISH Network Corp., Senior Notes	0.000%	12/15/25	2,500,000	1,332,500
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,000,000	1,040,000

TOTAL COMMUNICATION SERVICES				2,372,500

FINANCIALS - 0.3%
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	3,010,000	2,615,877

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $5,687,278)				4,988,377

	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
EXCHANGE-TRADED PURCHASED OPTIONS - 0.0%††
90-Day Eurodollar Futures, Call @ $99.000 (Cost - $4,073)	12/18/23	17	42,500	1,488

See Notes to Schedule of Investments.

20	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2023

SECURITY‡	COUNTERPARTY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†	VALUE
OTC PURCHASED OPTIONS - 0.1%
U.S. Dollar/British Pound, Call @ $1.158	Goldman Sachs Group Inc.	4/12/23	10,800,000	10,800,000	$155
U.S. Dollar/Canadian Dollar, Put @ 1.351CAD	Goldman Sachs Group Inc.	6/9/23	5,660,000	5,660,000	66,152
U.S. Dollar/Euro, Put @ $1.086	BNP Paribas SA	5/31/23	11,080,000	11,080,000	160,446
U.S. Dollar/Euro, Put @ $1.096	BNP Paribas SA	5/31/23	8,320,000	8,320,000	112,301

TOTAL OTC PURCHASED OPTIONS (Cost - $303,632)					339,054

TOTAL PURCHASED OPTIONS (Cost - $307,705)					340,542

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,277,376,130)					1,125,105,811

		RATE		SHARES
SHORT-TERM INVESTMENTS - 1.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $8,257,321)		4.756%		8,257,321	8,257,321	(n)(o)

TOTAL INVESTMENTS - 145.0% (Cost - $1,285,633,451)					1,133,363,132
Liabilities in Excess of Other Assets - (45.0)%					(351,888,116)

TOTAL NET ASSETS - 100.0%					$781,475,016

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	21

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	The coupon payment on this security is currently in default as of March 31, 2023.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan has not settled as of March 31, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(n)	Rate shown is one-day yield as of the end of the reporting period.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At March 31, 2023, the total market value of investments in Affiliated Companies was $8,257,321 and the cost was $8,257,321 (Note 2).

See Notes to Schedule of Investments.

22	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

At March 31, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs & Co.	4.990%	3/24/2023	TBD***	$2,279,503	Sovereign Bonds	$2,344,620
					Cash	590,814
Goldman Sachs & Co.	5.070%	3/24/2023	TBD***	2,408,988	Corporate Bonds & Notes	2,420,134
					Cash	624,375
Goldman Sachs & Co.	5.150%	3/24/2023	TBD***	4,495,148	Corporate Bonds & Notes	4,325,413
					Cash	1,165,078
Goldman Sachs & Co.	5.180%	3/24/2023	TBD***	6,266,853	Sovereign Bonds	6,079,172
					Cash	1,624,279
Goldman Sachs & Co.	5.250%	3/24/2023	TBD***	4,843,842	Sovereign Bonds	3,825,642
					Cash	1,255,454

				$20,294,334		$24,254,981

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of March 31, 2023.

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	23

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

At March 31, 2023, the Fund had the following written options contracts:

EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY		EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
U.S. Treasury 5-Year Notes Futures, Call (Premiums received — $134,872)		5/26/23	$112.000	110	$110,000	$(42,109)

OTC WRITTEN OPTIONS

	COUNTERPARTY
U.S. Dollar/Euro, Put (Premiums received - $80,008)	BNP Paribas SA	5/31/23	$1.121	16,640,000	$16,640,000	$(80,008)

TOTAL WRITTEN OPTIONS (Premiums received - $214,880)						$(122,117)

At March 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	141	3/25	$34,059,822	$34,148,438	$88,616
3-Month SONIA	53	9/23	15,658,144	15,600,676	(57,468)
3-Month SONIA	105	3/24	31,101,933	30,929,667	(172,266)
U.S. Treasury 10-Year Notes	1,571	6/23	175,329,459	180,542,274	5,212,815
U.S. Treasury Long-Term Bonds	59	6/23	7,392,743	7,738,219	345,476
U.S. Treasury Ultra 10-Year Notes	170	6/23	19,911,544	20,593,907	682,363
U.S. Treasury Ultra Long- Term Bonds	129	6/23	17,541,018	18,205,125	664,107

					6,763,643

Contracts to Sell:
3-Month SOFR	52	9/23	12,410,528	12,366,250	44,278
3-Month SOFR	601	3/24	144,347,540	143,789,250	558,290
U.S. Treasury 2-Year Notes	768	6/23	157,992,812	158,556,001	(563,189)
U.S. Treasury 5-Year Notes	491	6/23	53,093,657	53,768,335	(674,678)

					(635,299)

Net unrealized appreciation on open futures contracts					$6,128,344

See Notes to Schedule of Investments.

24	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Index Average

At March 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,079,000	USD	2,459,457	Goldman Sachs Group Inc.	4/14/23	$105,943
EUR	2,630,000	USD	2,806,079	BNP Paribas SA	4/18/23	49,015
USD	9,492,832	EUR	8,770,000	BNP Paribas SA	4/18/23	(27,769)
GBP	1,780,000	USD	2,119,877	Goldman Sachs Group Inc.	4/18/23	76,753
JPY	840,000	USD	6,198	Goldman Sachs Group Inc.	4/18/23	146
JPY	92,770,000	USD	682,228	Goldman Sachs Group Inc.	4/18/23	18,476
JPY	269,760,000	USD	1,981,546	Goldman Sachs Group Inc.	4/18/23	55,987
JPY	276,100,000	USD	2,071,647	Goldman Sachs Group Inc.	4/18/23	13,774
JPY	413,250,000	USD	3,127,945	Goldman Sachs Group Inc.	4/18/23	(6,612)
JPY	449,550,000	USD	3,305,989	Goldman Sachs Group Inc.	4/18/23	89,523
JPY	785,590,000	USD	5,741,730	Goldman Sachs Group Inc.	4/18/23	191,938
MXN	2,595	USD	131	Goldman Sachs Group Inc.	4/18/23	12
USD	73,449	JPY	9,606,000	Goldman Sachs Group Inc.	4/18/23	893
USD	983,468	JPY	130,700,000	Goldman Sachs Group Inc.	4/18/23	(3,727)
USD	1,017,976	JPY	134,130,000	Goldman Sachs Group Inc.	4/18/23	4,874
USD	1,170,116	JPY	153,620,000	Goldman Sachs Group Inc.	4/18/23	9,803
USD	1,534,488	JPY	202,990,000	Goldman Sachs Group Inc.	4/18/23	1,277
USD	1,544,338	JPY	207,420,000	Goldman Sachs Group Inc.	4/18/23	(22,333)
USD	1,547,806	JPY	207,420,000	Goldman Sachs Group Inc.	4/18/23	(18,865)
USD	1,967,939	JPY	259,630,000	Goldman Sachs Group Inc.	4/18/23	6,918
USD	2,287,747	JPY	301,930,000	Goldman Sachs Group Inc.	4/18/23	7,229
USD	2,507,038	JPY	331,800,000	Goldman Sachs Group Inc.	4/18/23	908
USD	2,605,339	JPY	348,610,000	Goldman Sachs Group Inc.	4/18/23	(27,759)
CAD	680,000	USD	509,154	JPMorgan Chase & Co.	4/18/23	(5,880)
AUD	250,000	USD	173,854	Morgan Stanley & Co. Inc.	4/18/23	(6,634)
GBP	1,310,000	USD	1,566,246	Morgan Stanley & Co. Inc.	4/18/23	50,375
GBP	1,520,000	USD	1,804,547	Morgan Stanley & Co. Inc.	4/18/23	71,227
GBP	1,790,000	USD	2,119,185	Morgan Stanley & Co. Inc.	4/18/23	89,785
NOK	107,989,389	USD	10,836,651	Morgan Stanley & Co. Inc.	4/18/23	(513,628)
USD	396,673	AUD	568,900	Morgan Stanley & Co. Inc.	4/18/23	16,147
USD	426,659	GBP	350,000	Morgan Stanley & Co. Inc.	4/18/23	(5,262)
USD	1,593,539	GBP	1,310,000	Morgan Stanley & Co. Inc.	4/18/23	(23,082)
USD	1,994,952	GBP	1,640,000	Morgan Stanley & Co. Inc.	4/18/23	(28,909)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	25

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,024,236	GBP	1,680,000	Morgan Stanley & Co. Inc.	4/18/23	$(48,987)
USD	19,555,415	GBP	16,010,000	Morgan Stanley & Co. Inc.	4/18/23	(201,911)
USD	3,795,866	EUR	3,550,000	BNP Paribas SA	6/2/23	(68,026)

Net unrealized depreciation on open forward foreign currency contracts						$(148,381)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
USD	— United States Dollar

At March 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
$11,900,000	6/30/29	3.850% annually	Daily SOFR Compound annually	$(373,808)	$14,915	$(388,723)
11,469,000	9/30/29	3.250% annually	Daily SOFR Compound annually	14,743	5,076	9,667
12,788,000	12/31/29	Daily SOFR Compound annually	3.250% annually	47,202	(47,994)	95,196
3,303,000	12/31/29	Daily SOFR Compound annually	3.400% annually	40,734	(692)	41,426
10,419,000	8/15/47	2.650% annually	Daily SOFR Compound annually	748,988	122,040	626,948

See Notes to Schedule of Investments.

26	Western Asset Diversified Income Fund 2023 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

	$3,728,000	2/15/48	2.510% annually	Daily SOFR Compound annually	$354,350	$67,763	$286,587
	4,031,000	2/15/48	3.050% annually	Daily SOFR Compound annually	9,279	124,261	(114,982)

Total	$57,638,000				$841,488	$285,369	$556,119

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2023[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	2.260%	5.000% quarterly	$344,524	$404,073	$(59,549)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2023[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
General Motors Co., 4.875%, due 10/2/23	$4,320,000	6/20/26	1.331%	5.000% quarterly	$(470,029)	$(543,094)	$73,065

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2023 Quarterly Report	27

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2023

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

28	Western Asset Diversified Income Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited number of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use

29

Notes to Schedule of Investments (unaudited) (cont’d)

market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

30

Notes to Schedule of Investments (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

31

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes	—	$525,034,422	—	$525,034,422
Collateralized Mortgage Obligations	—	182,166,651	$8,499,931	190,666,582
Asset-Backed Securities	—	174,502,368	—	174,502,368
Senior Loans:
Communication Services	—	4,897,290	6,519,955	11,417,245
Industrials	—	20,716,671	5,915,000	26,631,671
Information Technology	—	28,243,835	2,592,000	30,835,835
Materials	—	—	4,539,058	4,539,058
Other Senior Loans	—	91,574,820	—	91,574,820
Sovereign Bonds	—	37,409,401	—	37,409,401
Convertible Preferred Stocks	—	—	17,543,890	17,543,890
Preferred Stocks	$9,621,600	—	—	9,621,600
Convertible Bonds & Notes	—	4,988,377	—	4,988,377
Purchased Options:
Exchange-Traded Purchased Options	1,488	—	—	1,488
OTC Purchased Options	—	339,054	—	339,054

Total Long-Term Investments	9,623,088	1,069,872,889	45,609,834	1,125,105,811

Short-Term Investments†	8,257,321	—	—	8,257,321

Total Investments	$17,880,409	$1,069,872,889	$45,609,834	$1,133,363,132

Other Financial Instruments:
Futures Contracts††	$7,595,945	—	—	$7,595,945
Forward Foreign Currency Contracts††	—	$861,003	—	861,003
Centrally Cleared Interest Rate Swaps††	—	1,059,824	—	1,059,824
Centrally Cleared Credit Default Swaps on Corporate Issues - Buy Protection††	—	73,065	—	73,065

Total Other Financial Instruments	$7,595,945	$1,993,892	—	$9,589,837

Total	$25,476,354	$1,071,866,781	$45,609,834	$1,142,952,969

32

Notes to Schedule of Investments (unaudited) (cont’d)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$42,109	—	—	$42,109
OTC Written Options	—	$80,008	—	80,008
Futures Contracts††	1,467,601	—	—	1,467,601
Forward Foreign Currency Contracts††	—	1,009,384	—	1,009,384
Centrally Cleared Interest Rate Swaps††	—	503,705	—	503,705
Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection††	—	59,549	—	59,549

Total	$1,509,710	$1,652,646	—	$3,162,356

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Collateralized Mortgage Obligations	$8,497,481	$1,113	—	$1,337	—
Senior Loans:
Communication Services	—	—	—	—	—
Consumer Discretionary	3,983,037	(2,256)	$(16)	1,000,316	—
Health Care	5,070,000	699	—	(179,449)	—
Industrials	—	—	—	—	—
Information Technology	2,592,000	892	—	(892)	—
Materials	4,567,014	2,583	78	(18,562)	—
Convertible Preferred Stocks:
Energy	18,045,144	—	—	(501,254)	—

Total	$42,754,676	$3,031	$62	$301,496	—

33

Notes to Schedule of Investments (unaudited) (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[2]	Transfers out of Level 3[3]	Balance as of March 31, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2023[1]
Collateralized Mortgage Obligations	—	—	—	$8,499,931	$1,337
Senior Loans:
Communication Services	—	$6,519,955	—	6,519,955	—
Consumer Discretionary	$(3,000)	—	$(4,978,081)	—	—
Health Care	—	—	(4,891,250)	—	—
Industrials	—	5,915,000	—	5,915,000	—
Information Technology	—	—	—	2,592,000	(892)
Materials	(12,055)	—	—	4,539,058	(18,562)
Convertible Preferred Stocks:
Energy	—	—	—	17,543,890	(501,254)

Total	$(15,055)	$12,434,955	$(9,869,331)	$45,609,834	$(519,371)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

34

Notes to Schedule of Investments (unaudited) (cont’d)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/23 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Collateralized Mortgage Obligations	$8,500	Discounted Cash Flow Method	Yield	11.79%	Decrease
Senior Loans	$4,539	Discounted Cash Flow Method	Yield	11.49%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended March 31, 2023. The following transactions were effected in such company for the period ended March 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold

		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$34,112,583	$56,871,410	56,871,410	$82,726,672	82,726,672

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$296,876	—	$8,257,321

35